UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 30, 2012

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On March 30, 2012, the Compensation Committee (the “Committee”) of the Board of Trustees of Vornado Realty Trust (“Vornado”) approved the establishment for fiscal 2012 of an annual incentive program for Vornado’s senior executive management team that formulaically ties annual incentive award payouts to achieving a comparable funds from operations (“Comparable FFO”) performance threshold and provides for a maximum aggregate award pool based on performance.  Under the annual incentive program, members of Vornado’s senior executive management team, including Vornado’s Chairman as well as its President and Chief Executive Officer, will have the ability to earn annual cash incentive payments and/or equity awards if and only if Vornado achieves Comparable FFO of at least 80% or more of the prior year Comparable FFO.  In the event that Vornado fails to achieve Comparable FFO of 80% or more of the prior year Comparable FFO, no incentive payments would be earned or paid under the program.  Moreover, even if Vornado achieves the stipulated Comparable FFO performance requirement under the annual incentive program, the Compensation Committee retains the right, consistent with best practices, to elect to make no payments under the program.  Comparable FFO excludes the impact of certain non-recurring items such as income or loss from discontinued operations, the sale or mark-to-market of marketable securities or derivatives and early extinguishment of debt, restructuring costs and non-cash impairment losses, among others, and thus the Compensation Committee believes provides a better metric than total FFO for assessing management’s performance for the year. A discussion of Vornado’s FFO as adjusted for comparability may be found in Vornado’s Annual Report on Form 10-K for the year ended December 31, 2011 in Part II, Item 7, under “Funds From Operations”.

Aggregate incentive awards earned under the annual incentive program by our senior executive management team are subject to a cap of 1.25% of Comparable FFO earned by Vornado for the year, with individual award allocations under the program determined by the Compensation Committee based on an assessment of individual and overall performance.

On March 30, 2012, Vornado’s Compensation Committee approved Vornado’s 2012 Out-Performance Plan, a multi-year, performance-based equity compensation plan and related form of award agreement, the 2012 Outperformance Plan (the “2012 OPP”).  Under the 2012 OPP, participants, including Vornado’s Chairman as well as its President and Chief Executive Officer, have the opportunity to earn compensation payable in the form of equity awards if and only if Vornado outperforms a predetermined total shareholder return (“TSR”) and/or outperforms the market with respect to relative total TSR in any year during a three-year performance period.   Specifically, awards under our 2012 OPP may potentially be earned if Vornado (i) achieves a TSR above that of the SNL US REIT Index (the “Index”) over a one-year, two-year or three-year performance period (the “Relative Component”), and/or (ii) achieves a TSR level greater than 7% per annum, or 21% over the three-year performance period (the “Absolute Component”).  To the extent awards would be earned under the Absolute Component of the 2012 OPP but Vornado underperforms the Index, such awards earned under the Absolute Component would be reduced (and potentially fully negated) based on the degree to which Vornado underperforms the Index.  In certain circumstances, in the event Vornado outperforms the Index but awards would not otherwise be earned under the Absolute Component, awards may still be earned under the Relative Component.  Moreover, to the extent awards would otherwise be earned under the Relative Component but Vornado fails to achieve at least a 6% per annum absolute TSR level, such awards earned under the Relative Component would be reduced based on Vornado’s absolute TSR performance, with no awards being earned in the event Vornado’s TSR during the applicable measurement period is 0% or negative, irrespective of the degree to which it may outperform the Index.  If the designated performance objectives are achieved, OPP Units are also subject to time-based vesting requirements. Share dividend payments on awards issued accrue during the performance period and are paid to participants if and only if awards are ultimately earned based on the achievement of the designated performance objectives.  A form of Vornado’s 2012 OPP Award Agreement is filed as Exhibit 99.1 hereto and incorporated herein by reference.  In connection with approval of the 2012 OPP, on March 30, 2012, Vornado, as the managing general partner of Vornado Realty L.P., the operating partnership through which Vornado conducts its business, approved the Forty-Fourth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

99.1     Form of Vornado Realty Trust 2010 Omnibus Share Plan Incentive/Non-Qualified Stock Option Agreement.

99.2     Form of Vornado Realty Trust 2010 Omnibus Share Plan Restricted Stock Agreement.

99.3     Form of Vornado Realty Trust 2010 Omnibus Share Plan Restricted LTIP Unit Agreement.

99.4     Form of Vornado Realty Trust 2012 Outperformance Plan Award Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: April 5, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)

By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:

Executive Vice President -
Finance and Administration and
Chief Financial Officer of Vornado Realty Trust,
sole general partner of Vornado Realty L.P.
(duly authorized officer and principal financial
and accounting officer)

Date: April 5, 2012

Exhibit Index

99.1        Form of Vornado Realty Trust 2010 Omnibus Share Plan Incentive/Non-Qualified Stock Option Agreement.

99.2        Form of Vornado Realty Trust 2010 Omnibus Share Plan Restricted Stock Agreement.

99.3        Form of Vornado Realty Trust 2010 Omnibus Share Plan Restricted LTIP Unit Agreement.

99.4        Form of Vornado Realty Trust 2012 Outperformance Plan Award Agreement.